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                                                                   Exhibit 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-36819, No. 333-38942, No. 333-41355, No.
333-41357 and No. 333-67737) of Choice Hotels International, Inc. of our reports dated February 7, 2003 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

PricewaterhouseCoopers LLP

Washington, DC
March 26, 2003